--------------------------------------------------------------------------------
LARGE CAP GROWTH
--------------------------------------------------------------------------------

Alliance
Special Equity
Institutional Fund

Annual Report
October 31, 2001

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 21, 2001

Dear Shareholder:

This report provides the performance and investment strategy for Alliance Special Equity Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2001.

Investment Objective and Policies

This open-end fund seeks capital appreciation and invests primarily in equity securities. The Fund emphasizes investments in companies that have superior relative earnings growth that are selling at reasonable valuations. The Fund's investment objective is capital appreciation and it invests primarily in equity securities. Although the Fund typically invests for the long-term, it may also take advantage of short-term opportunities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2001. We have also included the Russell 3000 Growth Index for an additional comparison of more growth-oriented stocks.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Special Equity Institutional Fund                    -20.33%    -38.69%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                           -14.52%    -24.83%
--------------------------------------------------------------------------------
Russell 3000 Growth Index                                     -18.20%    -39.30%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Standard & Poor's (S&P) 500 Stock Index is an unmanaged index of 500 U.S. companies, and is a common measure of the performance of the overall U.S. stock market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

      Additional investment results appear on pages 4-6.

Investment Results

The Fund's performance during the six- and 12-month periods ended October 31, 2001 was particularly disappointing as compared with both the Russell 3000 Growth Index and the S&P 500 Stock Index. The Fund's poor performance during the 12-month period under review reflects the generally difficult environment for growth stocks overall. This environment, combined with particularly severe weakness in a number of communication and technology stocks,


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

contributed to the Fund's underperformance. The Fund's significant exposure to the communications sector late in 2000, and subsequent repositioning into a number of more diversified technology holdings, adversely affected its performance earlier this year. This repositioning was made in light of deterioration in communication industry prospects, and also in attempts to achieve exposure to additional longer-term growth sectors such as outsourcing.

Investment Strategy

The Fund seeks to achieve a diversified exposure across market capitalization ranges and growth sectors investing in well-managed companies judged to have significantly superior growth and profitability prospects, not fully reflected in their relative valuations. The Fund is balanced between consistent and cyclical growth companies with significant current exposures to the health care, consumer services, technology, and financial services sectors.

Market Outlook

The tragic events of September 11 constituted a profound shock on an already weakening domestic and global economy. Prior to that date, the domestic manufacturing sector had been contracting since October 2000 with inventory levels decreasing at impressive rates. The consumer sector had decelerated from robust 6% to 8% growth rates early in 2000 to around 2%.

In the short-term, the immediate shock to confidence has resulted in negative gross domestic product (GDP) growth for the third quarter, exacerbated by the huge dislocations within the travel and other related sectors. In the fourth quarter, we expect the GDP growth rate to continue to decline. While this assures additional near-term adverse corporate profit and economic results, we believe the conditions for economic recovery are rapidly developing. These conditions include the cumulative impact of monetary and fiscal actions taken over the past year, superimposed upon a more balanced, if not lean, inventory level within the manufacturing sector.

The manufacturing sector has made considerable progress in adjusting to the slowdown, as evidenced by accelerating inventory liquidation, restructuring, and reduced capital spending. Over the past several months, monetary and fiscal policies have accelerated substantially and are working in unison for the first time in two decades. Reduced interest rates, refinancing, and increases in liquidity are being reinforced by a fiscal stimulus, which is projected to approximate 2% of the GDP this year. In addition, recent weakness in energy prices equates incrementally to a $50 billion stimulus to the U.S. economy. The timing with which these stimulative forces take hold will be dependent upon confidence both within the consumer and corporate sectors.

We believe that the current positioning of the Fund's portfolio provides a balanced exposure to both consistent and cyclical growth companies, which we would expect to prosper in a moderate economic recovery.


--------------------------------------------------------------------------------
2 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your interest in Alliance Special Equity Institutional Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jane Mack Gould

Jane Mack Gould
Executive Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Jane Mack Gould

Portfolio Manager, Jane Mack Gould, has 40 years of investment experience.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
4/30/99* TO 10/31/01

[The following table was depicted as a mountain chart in the printed material.]

S&P 500 Stock Index:                        $8,186

Alliance Special Equity Institutional Fund: $7,544


                 Alliance Special Equity           S&P 500
                   Institutional Fund             Stock Index
-------------------------------------------------------------
     4/30/99              10000                      10000
     6/30/99              10680                      10305
     12/31/99             11790                      11099
     6/30/00              12626                      11052
     12/31/00             10717                      10089
     6/30/01               9203                       9414
     10/31/01              7544                       8186


This chart illustrates the total value of an assumed $10,000 investment in Alliance Special Equity Institutional Fund (from 4/30/99 to 10/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Standard & Poor's (S&P) 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Special Equity Institutional Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 4/30/99.


--------------------------------------------------------------------------------
4 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR GRAPH OMITTED]

     Alliance Special Equity Institutional Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                         Alliance Special Equity
                           Institutional Fund        S&P 500 Stock Index
--------------------------------------------------------------------------------
      10/31/99*                   7.90%                     2.74%
      10/31/00                   14.03%                     6.08%
      10/31/01                  -38.69%                   -24.83%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Standard & Poor's (S&P) 500 Stock Index is an unmanaged index of 500 U.S. companies, and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

* The Fund's return for the period ended 10/31/99 is from the Fund's inception date of 4/30/99 through 10/31/99. The benchmark's return for the period ended 10/31/99 is from 4/30/99 through 10/31/99.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATE                  PORTFOLIO STATISTICS

4/30/99                         Net Assets ($mil): $296.4

SECTOR BREAKDOWN

 21.8%  Health Care
 19.5%  Consumer Services
 19.2%  Finance
 18.1%  Technology
  7.3%  Multi-Industry Companies                 [PIE CHART]
  3.0%  Consumer Manufacturing
  2.6%  Energy
  2.0%  Consumer Staples
  1.7%  Capital Goods
  1.5%  Transportation
  1.0%  Utilities

  2.3%  Short-Term

All data as of October 31, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
October 31, 2001

                                                                   Percent of
Company                                                    Value   Net Assets
--------------------------------------------------------------------------------
Tyco International, Ltd.                            $ 15,636,348         5.3%
--------------------------------------------------------------------------------
Citigroup, Inc.                                       15,614,725         5.3
--------------------------------------------------------------------------------
Kohl's Corp.                                          12,918,203         4.3
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                 10,264,968         3.5
--------------------------------------------------------------------------------
American International Group, Inc.                     9,968,131         3.3
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                  9,794,704         3.3
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                                     9,461,760         3.2
--------------------------------------------------------------------------------
Health Management Associates                           9,437,058         3.2
--------------------------------------------------------------------------------
Bank One Corp.                                         9,030,999         3.0
--------------------------------------------------------------------------------
Stryker Corp.                                          8,205,416         2.8
--------------------------------------------------------------------------------
                                                    $110,332,312        37.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001
                                                 -------------------------------
                                                             Shares*
                                                 -------------------------------
Purchases                                         Bought     Holdings 10/31/01
--------------------------------------------------------------------------------
Allergan, Inc.                                    76,200                76,200
--------------------------------------------------------------------------------
Danaher Corp.                                     49,700               107,700
--------------------------------------------------------------------------------
DeVry, Inc.                                       74,900                74,900
--------------------------------------------------------------------------------
Enzon, Inc.                                       66,600                66,600
--------------------------------------------------------------------------------
Express Scripts, Inc. Cl.A                       123,900               123,900
--------------------------------------------------------------------------------
Health Management Associates                     160,000               484,200
--------------------------------------------------------------------------------
Jacobs Engineering Group, Inc.                    49,200                79,200
--------------------------------------------------------------------------------
SICOR, Inc.                                      165,600               165,600
--------------------------------------------------------------------------------
Southwest Airlines Co.                           202,500               202,500
--------------------------------------------------------------------------------
Thermo Electron Corp.                             96,600               188,000
--------------------------------------------------------------------------------

Sales                                              Sold      Holdings 10/31/01
--------------------------------------------------------------------------------
AFLAC, Inc.                                      239,900               114,100
--------------------------------------------------------------------------------
Alza Corp. Cl.A                                   90,000                    -0-
--------------------------------------------------------------------------------
Citigroup, Inc.                                   72,000               343,030
--------------------------------------------------------------------------------
Elan Corporation Plc (ADR)                        77,000                    -0-
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                         64,000                    -0-
--------------------------------------------------------------------------------
IMS Health, Inc.                                 142,000               206,000
--------------------------------------------------------------------------------
J P Morgan Chase & Co.                           259,700                    -0-
--------------------------------------------------------------------------------
Medtronic, Inc.                                  173,388                    -0-
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         58,100                35,100
--------------------------------------------------------------------------------
Pfizer, Inc.                                     233,200               129,400
--------------------------------------------------------------------------------

*     Adjusted for a spin-off.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                               Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.5%

Health Care-21.9%
Drugs-8.1%
Allergan, Inc. ...............................        76,200        $ 5,470,398
American Home Products Corp. .................        78,900          4,404,987
Enzon, Inc.(a) ...............................        66,600          4,119,210
King Pharmaceuticals, Inc.(a) ................        40,000          1,559,600
Pfizer, Inc. .................................       129,400          5,421,860
SICOR, Inc.(a) ...............................       165,600          3,105,000
                                                                    -----------
                                                                     24,081,055
                                                                    -----------
Medical Products-2.8%
Stryker Corp. ................................       145,900          8,205,416
                                                                    -----------

Medical Services-11.0%
Cardinal Health, Inc. ........................       145,950          9,794,704
Express Scripts, Inc. Cl.A(a) ................       123,900          5,072,466
Health Management Associates(a) ..............       484,200          9,437,058
IMS Health, Inc. .............................       206,000          4,402,220
Laboratory Corp. of America Holdings(a) ......        23,900          2,060,180
Tenet Healthcare Corp.(a) ....................        35,000          2,013,200
                                                                    -----------
                                                                     32,779,828
                                                                    -----------
                                                                     65,066,299
                                                                    -----------
Consumer Services-19.7%
Airlines-1.1%
Southwest Airlines Co. .......................       202,500          3,219,750
                                                                    -----------

Broadcasting & Cable-7.9%
AOL Time Warner(a) ...........................       245,000          7,646,450
Comcast Corp. Cl.A(a) ........................       264,000          9,461,760
Liberty Media Corp. Cl.A(a) ..................       535,196          6,256,441
                                                                    -----------
                                                                     23,364,651
                                                                    -----------
Cellular Communications-1.7%
AT&T Wireless Services, Inc.(a) ..............       340,500          4,916,820
                                                                    -----------

Entertainment & Leisure-3.5%
Harley-Davidson, Inc. ........................       226,800         10,264,968
                                                                    -----------

Retail-General Merchandise-4.3%
Kohl's Corp.(a) ..............................       232,300         12,918,203
                                                                    -----------

Miscellaneous-1.2%
Career Education Corp.(a) ....................        60,000          1,564,200
DeVry, Inc.(a) ...............................        74,900          2,018,555
                                                                    -----------
                                                                      3,582,755
                                                                    -----------
                                                                     58,267,147
                                                                    -----------


--------------------------------------------------------------------------------
8 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                               Shares              Value
--------------------------------------------------------------------------------

Finance-19.4%
Banking-Regional-3.0%
Bank One Corp. ...............................       272,100        $ 9,030,999
                                                                    -----------

Brokerage & Money Management-1.9%
Legg Mason, Inc. .............................        94,200          3,966,762
Merrill Lynch & Co., Inc. ....................        35,100          1,534,221
                                                                    -----------
                                                                      5,500,983
                                                                    -----------
Insurance-5.1%
AFLAC, Inc. ..................................       114,100          2,790,886
American International Group, Inc. ...........       126,821          9,968,131
Arthur J. Gallagher & Co. ....................         8,000            292,320
XL Capital, Ltd. Cl.A (Bermuda) ..............        22,000          1,910,920
                                                                    -----------
                                                                     14,962,257
                                                                    -----------
Miscellaneous-9.4%
Ambac Financial Group, Inc. ..................       101,900          4,891,200
Citigroup, Inc. ..............................       343,030         15,614,725
MBNA Corp. ...................................       270,100          7,457,461
                                                                    -----------
                                                                     27,963,386
                                                                    -----------
                                                                     57,457,625
                                                                    -----------
Technology-18.2%
Communications Equipment-4.1%
Cisco Systems, Inc.(a) .......................       472,250          7,990,470
Nokia Corp. (ADR) (Finland) ..................       202,700          4,157,377
                                                                    -----------
                                                                     12,147,847
                                                                    -----------
Computer Services-1.4%
Affiliated Computer Services, Inc. Cl.A(a) ...        20,000          1,761,000
Fiserv, Inc.(a) ..............................        66,000          2,454,540
                                                                    -----------
                                                                      4,215,540
                                                                    -----------
Computer Software-3.8%
Amdocs, Ltd.(a) ..............................        59,800          1,561,378
BEA Systems, Inc.(a) .........................       123,400          1,498,076
Check Point Software Technologies, Ltd.
   (Israel)(a) ...............................        20,000            590,400
Mercury Interactive Corp.(a) .................        54,700          1,302,954
PeopleSoft, Inc.(a) ..........................        70,000          2,083,900
VERITAS Software Corp.(a) ....................       143,575          4,074,659
                                                                    -----------
                                                                     11,111,367
                                                                    -----------
Contract Manufacturing-6.5%
Celestica, Inc.(a) ...........................        37,300          1,280,136
Flextronics International, Ltd. (Singapore)(a)       404,920          8,057,908
Sanmina Corp.(a) .............................       290,500          4,398,170
Solectron Corp.(a) ...........................       437,600          5,382,480
                                                                    -----------
                                                                     19,118,694
                                                                    -----------
Semi-Conductor Components-1.1%
Altera Corp.(a) ..............................       168,100          3,395,620
                                                                    -----------


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                               Shares              Value
--------------------------------------------------------------------------------

Miscellaneous-1.3%
Thermo Electron Corp. ....................           188,000        $ 3,974,320
                                                                    -----------
                                                                     53,963,388
                                                                    -----------
Multi-Industry Companies-7.3%
Danaher Corp. ............................           107,700          6,003,198
Tyco International, Ltd. .................           318,200         15,636,348
                                                                    -----------
                                                                     21,639,546
                                                                    -----------
Consumer Manufacturing-3.1%
Building & Related-3.1%
American Standard Cos., Inc.(a) ..........           102,500          5,934,750
Centex Corp. .............................            22,500            860,850
D.R. Horton, Inc. ........................            60,000          1,341,000
NVR, Inc.(a) .............................             6,000            949,800
                                                                    -----------
                                                                      9,086,400
                                                                    -----------
Energy-2.7%
Oil Service-2.7%
Baker Hughes, Inc. .......................           116,600          4,177,778
Transocean Sedco Forex, Inc. .............            48,000          1,447,200
Weatherford International(a) .............            65,700          2,248,911
                                                                    -----------
                                                                      7,873,889
                                                                    -----------
Consumer Staples-2.0%
Retail-Food & Drug-2.0%
Kroger Co.(a) ............................           242,000          5,919,320
                                                                    -----------

Capital Goods-1.7%
Engineering & Construction-1.7%
Jacobs Engineering Group, Inc.(a) ........            79,200          5,190,768
                                                                    -----------

Transportation-1.5%
Air Freight-1.5%
United Parcel Service, Inc., Cl.B ........            90,000          4,590,000
                                                                    -----------

Utilities-1.0%
Electric & Gas Utility-1.0%
AES Corp.(a) .............................           210,300          2,912,655
                                                                    -----------

Total Common Stocks
   (cost $286,802,970) ...................                          291,967,037
                                                                    -----------


--------------------------------------------------------------------------------
10 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
Company                                                (000)              Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
State Street Euro Dollar
   2.00%, 11/01/01
   (amortized cost $6,732,000) .........       $       6,732      $   6,732,000
                                                                  -------------

Total Investments-100.8%
   (cost $293,534,970) .................                            298,699,037
Other assets less liabilities-(0.8%) ...                             (2,300,000)
                                                                  -------------

Net Assets-100% ........................                          $ 296,399,037
                                                                  =============

(a)   Non-income producing security.

      Glossary:

      ADR-American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $293,534,970) ......    $ 298,699,037
Cash .........................................................               84
Receivable for investment securities sold ....................        1,236,159
Receivable for capital stock sold ............................          158,988
Dividends and interest receivable ............................           14,088
                                                                  -------------
Total assets .................................................      300,108,356
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................        3,341,846
Advisory fee payable .........................................          159,605
Payable for capital stock redeemed ...........................            5,611
Accrued expenses .............................................          202,257
                                                                  -------------
Total liabilities ............................................        3,709,319
                                                                  -------------
Net Assets ...................................................    $ 296,399,037
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      47,582
Additional paid-in capital ...................................      356,650,301
Accumulated net realized loss on investments .................      (65,462,913)
Net unrealized appreciation of investments ...................        5,164,067
                                                                  -------------
                                                                  $ 296,399,037
                                                                  =============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
   ($296,399,037 / 47,582,189 shares of capital stock
   issued and outstanding) ...................................            $6.23
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $8,153) ................................    $   1,594,704
Interest .....................................          422,928   $   2,017,632
                                                  -------------
Expenses
Advisory fee .................................        2,363,872
Administrative ...............................          134,500
Custodian ....................................          102,635
Printing .....................................           43,706
Audit and legal ..............................           34,287
Transfer agency ..............................           26,390
Directors' fees ..............................           19,071
Registration .................................           11,893
Miscellaneous ................................           21,423
                                                  -------------
Total expenses ...............................                        2,757,777
                                                                  -------------
Net investment loss ..........................                         (740,145)
                                                                  -------------
Realized and Unrealized Loss on
Investment Transactions
Net realized loss on investment
   transactions ..............................                      (65,462,913)
Net change in unrealized
   appreciation/depreciation
   of investments ............................                     (137,288,537)
                                                                  -------------
Net loss on investment transactions ..........                     (202,751,450)
                                                                  -------------
Net Decrease in Net Assets from
   Operations ................................                    $(203,491,595)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Year Ended         Year Ended
                                                October 31,        October 31,
                                                   2001               2000
                                               =============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $    (740,145)     $  (1,349,345)
Net realized gain (loss) on investment
   transactions ..........................       (65,462,913)        82,865,739
Net change in unrealized
   appreciation/depreciation
   of investments ........................      (137,288,537)       (14,161,303)
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................      (203,491,595)        67,355,091
Distributions to Shareholders from:
Net realized gain on investments
   Class I ...............................       (81,321,241)        (3,899,774)
Distributions in excess of net realized
   gain on investments
   Class I ...............................          (349,282)                -0-
Capital Stock Transactions
Net increase (decrease) ..................        46,970,748        (28,710,425)
                                               -------------      -------------
Total increase (decrease) ................      (238,191,370)        34,744,892
Net Assets
Beginning of period ......................       534,590,407        499,845,515
                                               -------------      -------------
End of period ............................     $ 296,399,037      $ 534,590,407
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Special Equity Institutional Fund, Inc. (the "Fund"), is one of the funds comprising the Alliance Institutional Funds, Inc. (the "Company"), which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-ended series investment company. The Company is comprised of three other funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. Each fund has different investment objectives and policies. The Fund commenced operations on April 30, 1999 offering Class I and Class II shares. As of October 31, 2001, there were no Class II shares outstanding. Sales are made at the Fund's net asset value per share without a sales charge. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses and distributions in excess, resulted in a net decrease in accumulated


--------------------------------------------------------------------------------
16 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

net investment loss and a decrease to accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of 1% of the first $50 million, .75 of 1% of the excess over $50 million up to $100 million and .50 of 1% of the excess over $100 million of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the year ended October 31, 2001, such fees amounted to $134,500.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS"), (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,000 for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund's expenses were reduced by $359 under an expense offset arrangement with AGIS.

Brokerage commissions paid on investment transactions for the year ended
October 31, 2001, amounted to $499,697 and none was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor") at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $223,581,591 and $261,300,800, respectively, for the year ended October 31, 2001. There were no


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

purchases and sales of U.S. government and government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $52,252,788 and gross unrealized depreciation of investments was $47,088,721 resulting in net unrealized appreciation of $5,164,067.

NOTE E

Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      ----------------------------        ------------------------------
                                 Shares                               Amount
                      ----------------------------        ------------------------------
                       Year Ended       Year Ended         Year Ended         Year Ended
                      October 31,      October 31,        October 31,        October 31,
                             2001             2000               2001               2000
                      ------------------------------------------------------------------
Class I
Shares sold             2,949,912        2,620,547       $ 27,778,322       $ 32,102,518
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions         8,994,550          353,240         81,670,514          3,899,773
----------------------------------------------------------------------------------------
Shares redeemed        (8,131,135)      (5,521,166)       (62,478,088)       (64,712,716)
----------------------------------------------------------------------------------------
Net increase
  (decrease)            3,813,327       (2,547,379)      $ 46,970,748       $(28,710,425)
========================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
18 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ------------------------------------
                                                                      Class I
                                                       ------------------------------------
                                                                                  April 30,
                                                        Year Ended October 31,   1999(a) to
                                                       -----------------------  October 31,
                                                           2001          2000          1999
                                                       ------------------------------------
Net asset value, beginning of period ..............    $  12.21      $  10.79      $  10.00
                                                       ------------------------------------
Income from Investment Operations
Net investment loss(b) ............................        (.01)         (.03)         (.02)
Net realized and unrealized gain (loss) on
  investment transactions .........................       (4.14)         1.54           .81
                                                       ------------------------------------
Net increase (decrease) in net asset
  value from operations ...........................       (4.15)         1.51           .79
                                                       ------------------------------------
Less: Distributions
Distributions from net realized gain on investments       (1.82)         (.09)           -0-
Distributions in excess of  net realized gain on
  investments .....................................        (.01)           -0-           -0-
                                                       ------------------------------------
Total distributions ...............................       (1.83)         (.09)           -0-
                                                       ------------------------------------
Net asset value, end of period ....................    $   6.23      $  12.21      $  10.79
                                                       ====================================
Total Return
Total investment return based
  on net asset value(c) ...........................      (38.69)%       14.03%         7.90%
Ratio/Supplemental Data
Net assets, end of period (000's omitted) .........    $296,399      $534,590      $499,846
Ratio to average net assets of:
  Expenses, net of waivers ........................         .69%          .65%          .73%(d)
  Expenses, before waivers ........................         .69%          .65%          .75%(d)
  Net investment loss .............................        (.19)%        (.25)%        (.33)%(d)
Portfolio turnover rate ...........................          57%           78%           35%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 19

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Institutional Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Alliance Special Equity Institutional Fund (one of the funds constituting the Alliance Institutional Funds, Inc.) (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alliance Special Equity Institutional Fund of the Alliance Institutional Funds, Inc. at October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 12, 2001

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $70,182,774 of the capital gain distributions paid by the Fund during the fiscal year October 31, 2001 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
20 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 21

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
22 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Jane Mack Gould, Executive Vice President
Alfred Harrison, Executive Vice President
Bruce K. Aronow, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
David A. Kruth, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 25

Alliance Special Equity Institutional Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SEIFAR1001